Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income tax provision consisted of the following components:

	Year Ended December 31,
(In millions)	2014	2013	2012
Federal:
Current	$218.1	$89.5	$167.2
Deferred	(147.5)	(41.1)	(30.1)
	70.6	48.4	137.1
State:
Current	33.8	18.0	27.8
Deferred	(1.6)	(1.9)	(8.1)
	32.2	16.1	19.7
Foreign:
Current	104.6	100.4	75.4
Deferred	(166.0)	(44.1)	(71.0)
	(61.4)	56.3	4.4
Income tax provision	$41.4	$120.8	$161.2
Earnings before income taxes and noncontrolling interest:
Domestic	$679.2	$513.8	$690.7
Foreign	295.3	233.5	113.5
Total earnings before income taxes and noncontrolling interest	$974.5	$747.3	$804.2

For all periods presented, the allocation of earnings before income taxes and noncontrolling interest between domestic and foreign operations includes intercompany interest allocations between certain domestic and foreign subsidiaries. These amounts are eliminated on a consolidated basis.

Temporary differences and carryforwards that result in deferred tax assets and liabilities were as follows:

(In millions)	December 31, 2014	December 31, 2013
Deferred tax assets:
Employee benefits	$162.1	$144.3
Accounts receivable allowances	239.4	137.2
Tax credit and loss carryforwards	386.5	356.9
Intangible assets and goodwill	184.9	44.8
Convertible debt	62.4	51.5
Other	97.1	129.3
	1,132.4	864.0
Less: Valuation allowance	(304.5)	(279.5)
Total deferred tax assets	827.9	584.5
Deferred tax liabilities:
Plant and equipment	156.1	137.0
Intangible assets	447.5	502.2
Financial instruments	—	89.1
Other	30.8	45.1
Total deferred tax liabilities	634.4	773.4
Deferred tax assets (liabilities), net	$193.5	$(188.9)

For those foreign subsidiaries whose investments are permanent in duration, U.S. income and foreign withholding taxes have not been provided on the amount by which the investment in those subsidiaries, as recorded for financial reporting, exceeds the tax basis. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. The amount of such temporary differences totaled approximately $693 million at December 31, 2014. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable as such determination involves material uncertainties about the potential extent and timing of any distributions, the availability and complexity of calculating foreign tax credits, and the potential indirect tax consequences of such distributions, including withholding taxes. No deferred taxes have been recorded on the instances whereby the Company’s investment in foreign subsidiaries is currently greater for U.S. tax purposes than for U.S. GAAP purposes, as management has no current plans that would cause that temporary difference to reverse in the foreseeable future.

A reconciliation of the statutory tax rate to the effective tax rate is as follows:

	Year Ended December 31,
	2014	2013	2012
Statutory tax rate	35.0%	35.0%	35.0%
State income taxes and credits	2.2%	1.0%	1.1%
Foreign rate differential	(11.9)%	(13.0)%	(7.5)%
Other foreign items	4.0%	1.2%	(2.0)%
Uncertain tax positions	2.3%	(0.6)%	(3.4)%
Foreign tax credits, net	(0.6)%	(2.6)%	(3.2)%
Valuation allowance	1.5%	4.7%	2.9%
Clean energy and research credits (1)	(9.6)%	(5.7)%	(2.5)%
Merger of foreign subsidiaries	(15.2)%	—%	—%
Other	(3.5)%	(3.8)%	(0.4)%
Effective tax rate	4.2%	16.2%	20.0%

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(1)	Includes income tax credits under Section 45 of the Code earned from the Company’s clean energy investments.

For taxation of non-U.S. operations, the effective tax rate reflects the income tax rates and relative earnings in the locations where the Company operates outside of the U.S. The Company’s jurisdictional location of earnings is a component of the effective tax rate each year as tax rates outside the U.S. may be lower than the U.S. statutory income tax rate, and the rate impact of this component is also influenced by the level of such earnings as compared to the Company’s total earnings. The jurisdictional mix of earnings can vary as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as internal restructurings, and gains and losses on strategic business decisions.

During the third quarter of 2014, the Company received approvals from the relevant Indian regulatory authorities to legally merge its wholly owned subsidiaries, Agila Specialties Private Limited and Onco Therapies Limited, into Mylan Laboratories Limited. The merger resulted in the recognition of a deferred tax asset of approximately $150.0 million for the tax deductible goodwill in excess of the book goodwill with a corresponding benefit to income tax provision for the year ended December 31, 2014.

Valuation Allowance
A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2014, a valuation allowance has been applied to certain foreign and state deferred tax assets in the amount of $304.5 million. The valuation allowance increased by $25.0 million during 2014.

Net Operating Losses

As of December 31, 2014, the Company has net operating loss carryforwards for international and U.S. state income tax purposes of approximately $2.7 billion, of which $2.0 billion are state losses. The Company also has foreign net operating loss carryforwards of approximately $700 million, of which $450 million can be carried forward indefinitely, with the remainder expiring in years 2015 through 2034. Most of the net operating losses (foreign and state) have a full valuation allowance.

The Company has $88.0 million of capital loss carryforwards expiring in 2019 through 2022. A full valuation allowance is recorded against these losses. The Company also has $42.0 million of foreign, domestic and state credit carryovers, expiring in various amounts through 2029.

Tax Examinations

Mylan is subject to ongoing IRS examinations and is a voluntary participant in the IRS Compliance Assurance Process. The years 2013 through 2014 are the open years under examination. The year 2012 has one issue open in the IRS Appeals process. Years 2007 through 2011 are currently scheduled for U.S. Tax Court proceedings beginning in 2015. Tax and interest continue to be accrued related to certain tax positions.

The Company’s major state taxing jurisdictions remain open from fiscal year 2007 through 2014, with several state audits currently in progress. The Company’s major international taxing jurisdictions remain open from 2007 through 2014, some of which are indemnified by Merck KGaA and Strides Arcolab for tax assessments.

Accounting for Uncertainty in Income Taxes

The impact of an uncertain tax position that is more likely than not of being sustained upon audit by the relevant taxing authority must be recognized at the largest amount that is more likely than not to be sustained. No portion of an uncertain tax position will be recognized if the position has less than a 50% likelihood of being sustained.

As of December 31, 2014 and 2013, the Company’s Consolidated Balance Sheets reflect net liabilities for unrecognized tax benefits of $191.2 million and $174.7 million, of which $115.4 million and $120.4 million, respectively, would affect the Company’s effective tax rate if recognized. Accrued interest and penalties included in the Consolidated Balance Sheets were $72.3 million and $65.6 million as of December 31, 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012, Mylan recognized $2.2 million, $0.5 million and $(9.1) million, respectively, for interest expense (income) related to uncertain tax positions. Interest expense and penalties related to income taxes are included in the tax provision.

A reconciliation of the unrecognized tax benefits is as follows:

	Year Ended December 31,
(In millions)	2014	2013	2012
Unrecognized tax benefit — beginning of year	$174.7	$132.4	$162.9
Additions for current year tax positions	21.9	4.1	5.7
Additions for prior year tax positions	6.3	5.3	—
Reductions for prior year tax positions	(5.1)	—	(5.8)
Settlements	(1.5)	(0.4)	(0.8)
Reductions due to expirations of statute of limitations	(5.1)	(11.8)	(29.6)
Addition due to acquisition	—	45.1	—
Unrecognized tax benefit — end of year	$191.2	$174.7	$132.4

The Company believes that it is reasonably possible that the amount of unrecognized tax benefits will decrease in the next twelve months by approximately $97 million, involving federal and state tax audits and settlements, possible resolution of U.S. Tax Court proceedings and expirations of certain state and foreign statutes of limitations. The Company does not anticipate significant increases to the reserve within the next twelve months.